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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): April 23, 2002

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                       AMERICAN EXPRESS CREDIT CORPORATION
             (Exact name of registrant as specified in its charter)

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        Delaware                       1-6908                  11-1988350
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



     One Christina Centre, 301 North
     Walnut Street, Suite 1002, Wilmington, Delaware          19801-2919
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       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (302) 594-3350

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          (Former name or former address, if changed since last report)




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
Item 5.  Other Events.

In April 2002, the registrant, American Express Company and American Express Centurion Bank renegotiated their committed credit line facilities. Total credit lines are $11.45 billion, including $1.5 billion allocated to American Express Company and $9.35 billion allocated to the registrant. As of April 30, 2002, the registrant's allocated committed bank line coverage of its net short-term debt was 76%. The registrant has the right to borrow up to a maximum amount of $10.85 billion, with a commensurate reduction in the amount available to American Express Company. These facilities expire in increments from 2003 through 2007.

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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                          AMERICAN EXPRESS CREDIT CORPORATION
                                          (REGISTRANT)



                                          By /s/Walker C. Tompkins
                                          Name:  Walker C. Tompkins
                                          Title: President









DATE:   May 6, 2002